FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    January 23, 2004
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                            GREATER COMMUNITY BANCORP
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             (Exact name of registrant as specified in its charter)





    NEW JERSEY              01-14294                         22-2545165
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(State of other            (Commission                      (IRS Employer
 jurisdiction of            File No.)                        Identification No.)
 incorporation)



55 UNION BOULEVARD, TOTOWA, NJ                                         07512
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(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code: 973-942-1111
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         (Former name or former address, if changed since last report)








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Item 5. Other Events

     On January 21, 2004, Greater Community Bancorp (the "Company") issued a press release announcing the earnings for the quarter and year ended December 31, 2003. A copy of the press release is attached hereto as an exhibit.

Item 7. Financial Statements and Exhibits.

          (c) Exhibits. The following exhibit is being filed with this Report and is attached hereto:

          99.1 Press Release issued January 21, 2004 relating to the earnings for the quarter and year ended December 31, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                    GREATER COMMUNITY BANCORP
                                                    (Registrant)




Date: January 23, 2004                              /s/ Naqi A. Naqvi
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                                                    (Signature)
                                                    NAQI A. NAQVI
                                                    TREASURER AND CFO
                                                    PRINCIPAL ACCOUNTING OFFICER